Exhibit 99.1

Safe Harbor Financial Announces Closing of Senior Secured Loan to

Solar Cannabis Co., a Leading Massachusetts-based Cannabis Operator

The loan represents the expansion of Safe Harbor’s senior secured lending program providing capital at commercial rates to proven cannabis operators

ARVADA, Colo., June 7, 2022 – SHF, LLC d/b/a/ Safe Harbor Financial (“Safe Harbor” or the “Company”), a leading financial services provider to the cannabis industry, today announced the closing of a $5 million senior secured loan to Solar Cannabis Co., an established vertically-integrated cannabis operator headquartered in Somerset, Massachusetts. Solar Cannabis will use the funds to further accelerate its growth.

This transaction marks the evolution of Safe Harbor’s senior secured lending program, which was established to provide loans to cannabis operators in states in which cannabis is legal. Solar Cannabis’ loan is the first extended by Safe Harbor outside of its home state of Colorado. The terms of the loan were not disclosed.

Safe Harbor, through its predecessor entity, began offering loan services in 2020 with the buildout of its commercial lending program in late 2021 to help cannabis operators overcome their historic reliance on expensive, non-traditional forms of capital. Since initiating the program, the Company has developed an actionable pipeline of approximately $500 million across nine states from both new as well as existing clients.

“We are excited to provide this extension of credit to Solar Cannabis. We believe, based on our due diligence process, the company has opportunities for continued growth,” said Paul Penney, Chief Investment Officer of Safe Harbor. “Safe Harbor is ushering in a new wave of commercial capital for the cannabis industry with leading compliance and underwriting alongside a low cost of capital advantage.”

Sundie Seefried, Founder and CEO of Safe Harbor, stated, “Our senior secured lending program is a key part of our efforts to increase our services to our clients. We are solving the cannabis industry’s most significant problem – unreasonable costs of capital that meaningfully inhibit growth. We want to make sure those terms are over for our clients, and the industry has a reasonable lending environment moving forward.”

Edward Dow, CEO of Solar Cannabis, commented, “Obtaining this loan from Safe Harbor gives us the resources we need to continue expanding our business in Massachusetts. It was a pleasure working with experienced cannabis executives Paul and Sundie who understand thoroughly the need for competitive rates and flexible structuring for cannabis operators.”

Safe Harbor was formed to provide an unmet need – compliant banking and financial services to the rapidly expanding U.S. cannabis industry. Over the past seven years (including operations conducted through its parent, Partner Colorado Credit Union), the Company has processed more than $12 billion in transactions, including approximately $3.6 billion in 2021.

Safe Harbor has grown to nearly 600 clients spanning 20 states, serving both the medical and recreational cannabis markets. As legislative reform unfolds in the U.S., the Company is uniquely positioned as the trusted, leading standard for cannabis financial services.

In February 2022, Safe Harbor announced the signing of a business combination agreement with Northern Lights Acquisition Corp. (Nasdaq: NLIT), a special purpose acquisition corporation.

About Safe Harbor

Safe Harbor is one of the first financial services providers to offer reliable access to banking solutions for cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Safe Harbor, through its partners, serves the regulated cannabis industry and implements the highest standard of accountability, transparency, monitoring, reporting, and risk mitigation measures while meeting BSA obligations in line with FinCEN guidance on CRBs. Over the past seven years, Safe Harbor has processed over $12 billion in transactions with operations spanning 20 states with regulated cannabis markets. For more information, visit www.shfinancial.org.

About Solar Cannabis Co.

Based in Somerset, MA. Solar is a 70,000 square foot marijuana cultivation facility coupled with on-site and off-site dispensary storefronts that supply both medical and recreational cannabis products. Solar is organized as a MA. domestic for-profit corporation and has secured a Certificate of Registration from the MA. Cannabis Control Commission to operate in the Commonwealth. Developed behind the mantra Elevated. By Design™, Solar is unlike any cannabis manufacturing facility in America. Solar’s key differentiators are its production architecture, which is centered around the facility’s innovative design that utilizes green infrastructure and microgrid assets comprising a combination of solar arrays and high-efficiency combined-heat & power generation units. These green concepts enable Solar to produce sustainable cannabis both by lowering its overall energy profile as well as by generating all of its own clean power. For more information, visit www.solarthera.com.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; (ii) Safe Harbor’s growth prospects and Safe Harbor’s market size; (iii) Safe Harbor’s projected financial and operational performance, including relative to its competitors; (iv) new product and service offerings Safe Harbor may introduce in the future; (v) the proposed business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; (vi) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Northern Lights’ securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Northern Lights; (viii) the effect of the announcement or pendency of the proposed business combination on Northern Lights’ or Safe Harbor’s business relationships, performance, and business generally; (ix) the outcome of any legal proceedings that may be instituted against Northern Lights or Safe Harbor related to the definitive unit purchase agreement or the proposed business combination; (x) the ability to maintain the listing of Northern Lights’ securities on the Nasdaq Capital Market; (xi) the price of Northern Lights’ securities, including volatility resulting from changes in the competitive and highly regulated industry in which Safe Harbor plans to operate, variations in performance across competitors, changes in laws and regulations affecting Safe Harbor’s business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; and (xiii) other statements regarding Safe Harbor’s and Northern Lights’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Northern Lights’ registration statement on Form S-1, any proxy statement relating to the proposed business combination, which is expected to be filed by Northern Lights with the SEC, other documents filed by Northern Lights from time to time with SEC, and any risk factors made available to you in connection with Northern Lights, Safe Harbor, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor and Northern Lights), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Additional Information about the Business Combination and Where to Find It

The proposed business combination involving Northern Lights and Safe Harbor will be submitted to the stockholders of Northern Lights for their consideration. Northern Lights has filed a preliminary proxy statement on Schedule 14A with the SEC on April 15, 2022 (as amended thereafter, the “Preliminary Proxy Statement”) to be distributed to the stockholders of Northern Lights in connection with Northern Lights’ solicitation for proxies for the vote by the stockholders of Northern Lights connection with the proposed business combination and other matters as described in the Preliminary Proxy Statement. After the Preliminary Proxy Statement has been cleared for dissemination by the SEC, Northern Lights will mail a definitive proxy statement (the “Definitive Proxy Statement”) and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. Before making any voting decision, the stockholders of Northern Lights and other interested persons are advised to read, once available, the Preliminary Proxy Statement and any amendments thereto and, once available, the Definitive Proxy Statement, along with all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination and Northern Lights’ solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Northern Lights, Safe Harbor, and the proposed business combination. Stockholders will be able to obtain free copies of the Preliminary or Definitive Proxy Statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Northern Lights, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Northern Lights Acquisition Corporation, 10 East 53rd Street, Suite 3001, New York, NY, 10022, or by telephone at (615) 554-0044.

No Offer or Solicitation

This press release relates to a proposed business combination between Northern Lights and Safe Harbor and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

Northern Lights and Safe Harbor, and certain of their respective directors and executive officers, under the rules of the SEC, may be deemed to be participants in the solicitation of proxies from Northern Lights’ stockholders in favor of the approval of the business combination. Information about the directors and officers of Northern Lights and their ownership of Northern Lights Class B common stock can also be found in Northern Lights’ registration statement on Form S-1 filed with the SEC on June 2, 2021 in connection with its initial public offering, its Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 25, 2022, the Preliminary Proxy Statement, and other documents subsequently filed by Northern Lights with the SEC. Information about the directors and executive officers of Safe Harbor, as well as information regarding the interests of other persons who may be deemed participants in the transaction, may be obtained by reading the Preliminary Proxy Statement and the Definitive Proxy Statement regarding the business combination when it becomes available. Additional information regarding the interests of these participants will also be included in the proxy statement pertaining to the business combination if and when it becomes available. Free copies of this document may be obtained as described above.

Safe Harbor Investor Relations Contact:

KCSA Strategic Communications

Adam Holdsworth

safeharbor@kcsa.com

Safe Harbor Public Relations Contacts:

KCSA Strategic Communications

Joshua Greenwald / Anu Kher

safeharbor@kcsa.com